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[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



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MFS(R) MONEY MARKET SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
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                               [Graphic Omitted]






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
MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R)                                    Boston, MA 02116-3741
Investment Management(SM)
                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Professional Trustee                                500 Boylston Street
                                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management Company;           MFS Service Center, Inc.
Real Estate Consultant                              P.O. Box 2281
                                                    Boston, MA 02107-9906
PORTFOLIO MANAGER
Jean O. Alessandro*                                 For additional information,
                                                    contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

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LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about
29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders --regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,
/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)
    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate issues, in order to minimize credit risk. As of June 30, 1998, the portfolio had assets of approximately $7.3 million, which were 90% invested in government agencies, with the balance in corporate and bank issues. The average maturity of the Series was 39 days.

We expect short-term interest rates to be flat over the next several months.

Respectfully,

/s/ Jean O. Alessandro
    Jean O. Alessandro
    Portfolio Manager

Note to Shareholders: Effective January 2, 1998, the Series is being managed by Jean O. Alessandro, who succeeds Geoffrey L. Kurinsky.

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

Jean O. Alessandro is a portfolio manager at MFS(R) Investment Management(SM). She manages MFS(R) Cash Reserve Fund, MFS(R) Government Money Market Fund, MFS(R) Money Market Fund, MFS(R) Meridian(SM) Money Market Fund, and the Money Market Series offered through MFS(R)/Sun Life annuity products and MFS(R) Variable Insurance Trust.

Ms. Alessandro joined MFS in 1985 as a fixed-income trading assistant. From 1986 to 1990, she was a money market trader and, from 1990 to 1993, a senior money market specialist. She has been an Investment Officer since 1993. Ms. Alessandro earned a bachelor's degree from the University of Connecticut.

SERIES FACTS

Objective:                     Seeks as high a level of current income as is
                               considered consistent with the preservation of capital and liquidity.

Commencement of
investment operations:         January 3, 1995

Size:                          $7.3 million net assets as of June 30, 1998

Investments in the Series are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Series will be able to maintain a stable net asset value.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998

Commercial Paper - 10.2%
------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)       Value
------------------------------------------------------------------------------
General Electric Capital Corp., due 7/10/98                $  265   $  264,632
National Rural Utilities Cooperative Finance
Corp., due 8/07/98 - 8/13/98                                  235      233,583
Sheffield Receivables Corp., due 7/23/98                      250      249,149
------------------------------------------------------------------------------
Total Commercial Paper, at amortized cost and value                 $  747,364
------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 90.1%
------------------------------------------------------------------------------
Federal Farm Credit Bank, due 7/01/98 - 9/29/98            $1,185   $1,181,116
Federal Home Loan Bank, due 7/08/98 - 8/07/98               1,580    1,574,729
Federal Home Loan Mortgage Corp., due 7/22/98 - 9/30/98     1,386    1,375,869
Federal National Mortgage Assn., due 7/07/98 - 10/06/98     1,508    1,497,839
Tennessee Valley Authority, due 7/16/98 - 8/26/98             955      950,269
------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations,
  at amortized cost and value                                       $6,579,822
------------------------------------------------------------------------------
Total Investments, at amortized cost and value                      $7,327,186

Other Assets, Less Liabilities - (0.3)%                                (25,356)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $7,301,830
------------------------------------------------------------------------------

See notes to financial statements

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FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
June 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                            $7,327,186
  Cash                                                                       162
  Receivable for Series shares sold                                       22,478
  Deferred organization expenses                                           2,787
  Other assets                                                                57
                                                                      ----------
      Total assets                                                    $7,352,670
                                                                      ----------
Liabilities:
  Payable for Series shares reacquired                                $   47,408
  Payable to affiliates for management fee                                   300
  Accrued expenses and other liabilities                                   3,132
                                                                      ----------
      Total liabilities                                               $   50,840
                                                                      ----------
Net assets (represented by paid-in capital)                           $7,301,830
                                                                      ==========
Shares of beneficial interest outstanding                              7,301,830
                                                                       =========

Net asset value per share
  (net assets of $7,301,830 / 7,301,830 shares of beneficial
  interest outstanding)                                                  $1.00
                                                                         =====

See notes to financial statements

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FINANCIAL STATEMENTS - continued

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
Six Months Ended June 30, 1998
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $226,987
                                                                       --------
  Expenses -
    Management fee                                                     $ 20,638
    Trustees' compensation                                                1,017
    Shareholder servicing agent fee                                       1,432
    Administrative fee                                                      612
    Custodian fee                                                         3,745
    Printing                                                              6,680
    Auditing fees                                                         4,900
    Legal fees                                                              666
    Amortization of organization expenses                                   911
    Miscellaneous                                                           631
                                                                       --------
      Total expenses                                                   $ 41,232
    Fees paid indirectly                                                   (798)
    Preliminary reduction of expenses by investment adviser             (15,668)
                                                                       --------
      Net expenses                                                     $ 24,766
                                                                       --------
        Net investment income                                          $202,221
                                                                       ========

See notes to financial statements

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
FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                            Six Months Ended              Year Ended
                                                                               June 30, 1998       December 31, 1997
                                                                                 (Unaudited)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                          $   202,221             $   260,099
  Net realized loss on investments                                                     --                        (24)
                                                                                 -----------             -----------
      Increase in net assets from operations                                     $   202,221             $   260,075
                                                                                 -----------             -----------
Distributions declared to shareholders from net investment income                $  (202,221)            $  (260,075)
                                                                                 -----------             -----------
Series share (principal) transactions at net asset value of $1.00 per share -
  Net proceeds from sale of shares                                               $ 3,377,604             $15,357,398
  Net asset value of shares issued to shareholders in reinvestment of
    distributions                                                                    201,918                 230,346
  Cost of shares reacquired                                                       (5,033,124)             (7,464,930)
                                                                                 -----------             -----------
      Total increase (decrease) in net assets                                    $(1,453,602)            $ 8,122,814
                                                                                 -----------             -----------
Net assets:
  At beginning of period                                                           8,755,432                 632,618
                                                                                 -----------             -----------
  At end of period                                                               $ 7,301,830             $ 8,755,432
                                                                                 ===========             ===========

See notes to financial statements

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
FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended December 31,
                                                            Six Months Ended          --------------------------------------
                                                               June 30, 1998           1997            1996            1995*
                                                                 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                                      ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.02          $ 0.05          $ 0.04          $ 0.04
                                                                      ------          ------          ------          ------
Less distributions declared to
  shareholders from net
  investment income                                                   $(0.02)         $(0.05)         $(0.04)         $(0.04)
                                                                      ------          ------          ------          ------
Net asset value - end of period                                       $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                                      ======          ======          ======          ======
Total return                                                           2.46%++         4.91%           4.55%           4.37%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                             0.60%+          0.60%           0.60%           0.60%+
  Net investment income                                                4.90%+          4.91%           4.53%           4.54%+
Net assets at end of period (000 omitted)                             $7,302          $8,755            $633            $180
  *For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Series' expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain expenses of the Series, exclusive of management fees, at  not more than 0.10% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
     Net investment income (loss)                                     $ 0.02          $ 0.04          $(0.21)         $(0.14)
   Ratios (to average net assets):
     Expenses##                                                        1.00%+          1.36%          27.74%          21.54%+
     Net investment income (loss)                                      4.50%+          4.15%        (22.61)%        (16.37)%+

See notes to financial statements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Money Market Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is composed of the following 13 series MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1997, the Series, for federal income tax purposes, had a capital loss carryforward of $24 which may be applied against any net taxable gains until the earlier of utilization or expiration on December 31, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $127,523.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, consisted solely of U.S. government securities and aggregated $23,930,989 and $25,574,835, respectively.

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share).

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1998, was $20.

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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VMM-3 8/98 430